EXHIBIT 10.3

[***] in this exhibit indicates that a confidential portion of the exhibit has been omitted; such portion has been filed separately with the Securities and Exchange Commission.

ORBIMAGE NON-COMMERCIAL AMENDED
AND RESTATED ACCESS AGREEMENT

     THIS ORBIMAGE NON-COMMERCIAL AMENDED ACCESS AGREEMENT (the “Agreement”) is entered into this 2nd day of April, 2004 by and between ORBIMAGE Inc., a corporation organized and existing under the laws of Delaware (“ORBIMAGE”), whose principal place of business is 21700 Atlantic Blvd., Dulles, Virginia, 20166 United States of America, [**********************************] Taiwan, Republic of China and amends and restates in its entirety the ORBIMAGE Non-Commercial Access Agreement, dated February, 2003, between ORBIMAGE and [*****].

RECITALS

     WHEREAS, ORBIMAGE is authorized by the United States Department of Commerce (the “DOC”) to operate a private remote-sensing space system subject to the terms and conditions of a license dated May 5, 1994, granted by the DOC, a summary of which is attached as Appendix A (the “DOC License”); and

     WHEREAS, ORBIMAGE is in the business of providing high resolution satellite imagery to commercial and government users throughout the world; and

     WHEREAS, [*****] desires to access ORBIMAGE’s private high resolution remote-sensing space system capacity to image the Imaging Area (as defined herein) on the terms set forth herein; and

     WHEREAS, ORBIMAGE desires to provide such satellite access and capacity to [*****], subject to the terms and conditions of the DOC License and the terms and conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the foregoing recitals, which are incorporated herein by this reference, the mutual covenants, agreements, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1. DEFINED TERMS

Capitalized terms used in this Agreement shall have the meanings set forth below:

“Additional Access Time” has the meaning set forth in Section 3 (b)(ii) hereof.

“Confidential Information” has the meaning set forth in Section 16(o) hereof.

     “Designated Earth Station” means the earth station (or stations) designated by [*****], to be located in [***************], that shall be capable of receiving, processing and archiving OrbView Data.

     “Disclosing Party” has the meaning set forth in Section 16(o) hereof.

     “DOC” has the meaning set forth in the Recitals.

     “DOC License” has the meaning set forth in the Recitals.

     “Effective Date” means the date set forth in the first paragraph of this Agreement evidencing the date this Agreement entered into full force and effect.

     “Effective Imaging Range” means the four hundred ninety (490) kilometer radius from the nadir point of the High Resolution Satellite along any position of the High Resolution Satellite’s orbital path.

     “Guaranteed Annual Minimum” has the meaning set forth in Section 8(b) hereof.

     “High-Resolution Satellite” means the high-resolution imaging satellite being constructed by ORBIMAGE or its affiliates that is currently designated “OrbView-3”.

     “Imaging Area” means the geographic region within the radius of the Designated Earth Station’s reception antenna.

     “Korea” means the land area comprising South Korea and North Korea.

     “Land Remote Sensing Policy Act” means The Land Remote Sensing Policy Act of 1992 (15 U.S.C.S Section 5601 et seq.), the regulations promulgated thereunder (22 C.F.R. Part 120, et seq.), both as amended from time to time, and any successor or replacement law or regulations.

     “Minimum Access Time” has the meaning set forth in Section 3 (b)(i) hereof.

     “OFAC” has the meaning set forth in Section 3(d).

     “Operational Date” shall mean March 1, 2004 or the date upon which ORBIMAGE, in its sole discretion, declares the OrbView-3 satellite to be operational if after March 1, 2004 (whether due to system checkout, legal licensing reasons or other).

     “Operational Year” shall initially mean the period commencing on the Operational Date and ending on December 31, 2004 and, if this Agreement is extended (or not terminated pursuant to Section 11 hereof), each succeeding twelve-month period thereafter during the term of this Agreement.

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

     “OrbView Data” means one–meter panchromatic and four-meter multispectral data sets generated by the High-Resolution Satellites and transmitted directly to the Designated Earth Station or transmitted to [*****] by other means.

     “OrbView Image” means one 8 km x 8 km panchromatic or multispectral image or a similar image produced from OrbView Data.

     “Payment Bond” has the meaning set forth in Section 8(a) hereof.

     “Performance Parameters” means the performance parameters for the High Resolution Satellites and the OrbView Data as set forth on Appendix B hereto.

     “Permitted Governmental Transferees” has the meaning set forth in Section 3(d).

     “Person” means an individual, a corporation, a partnership, an association, a joint-stock company, a limited liability company, a trust, an unincorporated organization, or a government or political subdivision thereof.

     “Receiving Party” has the meaning set forth in Section 16(o) hereof.

     “Recorded OrbView Images” has the meaning set forth in Section 3(c).

     “Refund Amount” has the meaning set forth in Section 10(b).

     “Standard Operating Procedures” has the meaning set forth in Section 3(b).

     “Territory” means the Republic of China.

SECTION 2. TERM

     Subject to Section 11 below, the term of this Agreement shall commence on the Effective Date hereof and shall continue in effect through December 31, 2004; provided that, at [*****]’s option, this Agreement may continue in effect until March 31, 2005, upon pro-rated terms.

SECTION 3. [*****] RIGHTS AND OBLIGATIONS

     (a) Designated Earth Stations. During the term of this Agreement, [*****] shall operate the Designated Earth Stations, at its expense. [*****] shall also be responsible, at its expense, for establishing and operating the e-mail and Internet communications links necessary for system management purposes between the Designated Earth Stations and the ORBIMAGE control center located in the United States designated by ORBIMAGE. [*****] shall obtain and maintain during the term of this Agreement all approvals or licenses of all governmental authorities within the Territory necessary to construct, operate and maintain the Designated Earth

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

Stations and all other approvals or licenses of any other governmental authorities necessary to otherwise perform its obligations under this Agreement.

     (b) Tasking and Reception Rights. During the term of this Agreement and subject to the terms and conditions hereof and of the DOC License, [*****] shall have the non-exclusive right to request ORBIMAGE to task the High Resolution Satellite to image areas within the Imaging Area for the sole purpose of receiving OrbView Data and Recorded OrbView Images at the Designated Earth Stations for [*****] use hereunder. [*****] shall have the following rights to receive OrbView Data and Recorded OrbView Images from the High Resolution Satellite:

     (i) Subject to Section 5 below, ORBIMAGE will make available to [*****] [*************************************] of daylight time during which [*****] may request ORBIMAGE to task the High Resolution Satellite to image areas within the Imaging Area for the sole purpose of receiving OrbView Data and Recorded OrbView Images at the Designated Earth Stations (“Minimum Access Time”). To the extent [*****] uses less than the Minimum Access Time in any month, a portion of such unused time may be carried over into subsequent periods on terms set forth in the Standard Operating Procedures (as defined below). If during the initial term or any extension of the term of this Agreement the Operational Year is less than a twelve-month period, the Minimum Access Time shall be pro rated based on the actual number of months (or part thereof) that elapsed prior to the expiry of such term. Minimum Access Time will be allocated to [*****] in designated boundary windows. A “boundary window” for the OrbView-3 High Resolution Satellite means the period of time measured in minutes and seconds that the OrbView-3 High Resolution Satellite spends (i) imaging and slewing between targets during daylight hours when the OrbView-3 High Resolution Satellite is over the Imaging Area and/or (ii) transmitting OrbView Data or Recorded OrbView Images to the Designated Earth Stations.

     (ii) Subject to Section 5 below, in addition to the Minimum Access Time, [*****] shall have the right to request additional satellite access time (“Additional Access Time”), subject to High Resolution Satellite availability (including, but not limited to, operational availability and excess capacity availability), during which time [*****] may task the High Resolution Satellite to image areas within the Imaging Area for the sole purpose of receiving OrbView Data and Recorded OrbView Images at the Designated Earth Stations. The Additional Access Time will be allocated to [*****] in designated boundary windows.

     All tasking requests and related details hereunder shall be in accordance with ORBIMAGE’s Standard Operating Procedures, to be provided to [*****] by ORBIMAGE following the launch of the High-Resolution Satellite, as such procedures may be amended, modified or changed by ORBIMAGE from time to time (“Standard Operating Procedures”).

     (c) Reception of Recorded OrbView Data. At ORBIMAGE’s sole discretion, during the term of this Agreement and subject to the terms and conditions hereof, [*****] shall have the right, on a non-priority basis, to receive a limited number of OrbView Images per month of any area in the world outside of the Imaging Area that are capable of being stored on the High Resolution Satellite’s recorder (“Recorded OrbView Images”). All requests for Recorded

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

OrbView Images shall be in accordance with ORBIMAGE’s Standard Operating Procedures. Notwithstanding the foregoing, [*****] acknowledges and agrees that ORBIMAGE has existing contractual arrangements or may in the future enter into contractual arrangements with other parties prohibiting ORBIMAGE from providing OrbView Images of other areas in the world outside of the Territory. If prohibited by such contractual arrangements, [*****] shall have no right to receive such Recorded OrbView Images under this Agreement.

     (d) No Resale of OrbView Data; Restrictions on Use. [*****] shall not sell, assign, license, lease, distribute, transmit or otherwise dispose of any OrbView Data or any OrbView Images generated therefrom to any Person, including, without limitation, (i) any Person who is headquartered in, organized under the laws of or a citizen of any country on the U.S. State Department list of terrorist countries, (ii) any Person who is subject to sanctions administered by the U.S. Treasury Department, Office of Foreign Assets Control (“OFAC”), including, without limitation, Persons who are designated by OFAC from time to time as “Specially Designated Nationals or Blocked Persons,” or (iii) any Person who under U.S. laws, regulations or orders is otherwise prohibited from receiving such products. Notwithstanding the foregoing, [*****] shall have the right to provide OrbView Images and copies thereof to the Ministry of National Defense of the Republic of China and its agencies for non-commercial purposes (a “Permitted Governmental Transferee”); provided, that [*****] does not receive any compensation therefor; and provided further that each Permitted Governmental Transferee prior to receiving such OrbView Images or copies thereof shall agree in writing to be bound by all of the terms and conditions of this Agreement, except that any Permitted Governmental Transferee receiving such copies shall not have the right to sell, assign, license, lease, distribute, transmit or otherwise dispose of such images without ORBIMAGE’s prior written consent.

     (e) Data Copies of Unenhanced OrbView Data. To support ORBIMAGE’s compliance with its obligations under the DOC License, [*****] agrees that it shall maintain copies of all unenhanced OrbView Data received from ORBIMAGE hereunder and shall provide ORBIMAGE with copies of such OrbView Data promptly after ORBIMAGE’s written request therefor, on a cost reimbursable basis. In the event that [*****] determines that it will destroy any OrbView Data, it shall provide ORBIMAGE with copies of all such data, on a cost reimbursable basis, prior to destroying the OrbView Data.

     (f) Standard of Conduct. [*****] agrees that it shall act in accordance with the highest ethical and commercial standards in performing its obligations hereunder and that it shall not take any actions which would harm the reputation, goodwill or business of ORBIMAGE.

     (g) Payment Terms. [*****] shall pay ORBIMAGE for the right to task OrbView-3 to image the Imaging Area and the right to receive and use OrbView Data and OrbView Images and the other rights granted [*****] by ORBIMAGE in this Section 3 pursuant to the payment terms and provisions set forth in Section 8 below.

     (h) Limitation on Imagery of Korea. Notwithstanding herein anything to the contrary, [*****]’s rights under this Agreement are subject to the following limitations: (i) ORBIMAGE’s current Korean licensee has priority use of OrbView-3 when OrbView-3 is within the Effective

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

Imaging Range of Korea; and (ii) [*****]’s right to receive OrbView Data of Korea from OrbView-3 is subject to the consent of ORBIMAGE’s current Korean licensee.

SECTION 4. ORBIMAGE RIGHTS AND OBLIGATIONS

     (a) Tasking and Transmission of OrbView Data of Imaging Area. During the term hereof and subject to the terms and conditions set forth herein and of the DOC License, including, without limitation, Sections 5 and 8, ORBIMAGE shall task the High Resolution Satellites to image areas within the Imaging Area as requested by [*****] pursuant to Section 3(b), and shall transmit the requested OrbView Data of the Imaging Area directly to [*****] at the Designated Earth Station.

     (b) Delivery of Recorded OrbView Images. During the term hereof and subject to the terms and conditions set forth herein, ORBIMAGE shall deliver Recorded OrbView Images to the Designated Earth Stations, in accordance with ORBIMAGE’s Standard Operating Procedures, which may include direct transmission or indirect transmission via another ORBIMAGE ground station, as determined by ORBIMAGE and requested by [*****] pursuant to Section 3(c).

     (c) Limitations on Obligations. Notwithstanding anything herein to the contrary, ORBIMAGE’s obligations under this Agreement are limited by, and ORBIMAGE shall have the right to curtail or terminate the transmission of OrbView Data because of:

          (i) The technical limitations and capabilities of the High-Resolution Satellites, including, without limitation, temporary or permanent failures of the High-Resolution Satellites or related systems;

          (ii) The requirements of the Land Remote Sensing Policy Act and any regulations, rules, licenses, executive orders or similar orders promulgated thereunder;

          (iii) Any actions by the United States Government which limits or precludes ORBIMAGE’s performance hereunder; or

          (iv) Any actions by any foreign governmental authority (other than the United States Government) which is outside of the control of ORBIMAGE and which limits or precludes ORBIMAGE’s or [*****]’s performance hereunder; or

          (v) [*****]’s noncompliance with or breach of its obligations as set forth herein, including, but not limited to, nonpayment of any amounts required to be paid by [*****] hereunder or its failure to implement and enforce the OrbView Data Protection Plan as provided in Section 7(b).

SECTION 5. UNITED STATES GOVERNMENT; OTHER CUSTOMERS

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

     (a) U. S. Government. No provision of this Agreement shall restrict ORBIMAGE from granting the U.S. Government the right, on a priority basis, to request tasking of the High Resolution Satellites over the Imaging Area and downlink of OrbView Data or OrbView Images of the Imaging Area for non-commercial purposes or from complying with any of the terms and conditions under the DOC License.

     (b) Other Customers. Nothing contained in this Agreement shall prohibit ORBIMAGE from licensing any Person to directly downlink OrbView Data or OrbView Images of the Imaging Area or any other area in the world to a ground station located in the Imaging Area for commercial purposes or otherwise restrict ORBIMAGE from distributing OrbView Data or OrbView Images in the Imaging Area.

SECTION 6. GROUND STATION PROCUREMENT

     [*****] agrees to procure, construct and operate a ground station capable of receiving and processing OrbView Data on or before the Operational Date. The terms and conditions of such procurement and construction shall be governed by a separate agreement to be entered into by [*****] and the ground station provider. [*****] shall notify ORBIMAGE in writing upon the successful completion of acceptance testing of the ground station or if [*****] is unable to meet the deadlines set forth in this Section 6.

SECTION 7. [*****] RIGHTS IN ORBVIEW DATA

     (a) Non-Exclusive License to OrbView Data and OrbView Images; Ownership of Recording Media. Notwithstanding anything in this Agreement to the contrary, [*****] shall own the media on which it records the OrbView Data and OrbView Images, and to the extent [*****] has made all payments due and owing under this Agreement with respect to the OrbView Data and/or OrbView Images, shall have a non-exclusive, irrevocable and perpetual license to use the OrbView Data and OrbView Images it received prior to the expiration or termination of this Agreement on the terms and conditions set forth in this Agreement. [*****] acknowledges and agrees that all OrbView Data and OrbView Images are copyrighted by ORBIMAGE, with all rights reserved. [*****] further acknowledges and agrees that any and all right, title and interest in and to the OrbView Data and OrbView Images to be received by [*****] under this Agreement and the ownership thereof remains fully vested in ORBIMAGE. [*****] shall have no ownership or other rights with respect to the OrbView Data and OrbView Images other than the right to receive and use such OrbView Data and OrbView Images for so long as permitted by ORBIMAGE in accordance with the provisions of this Agreement. [*****] shall not make any claims or exercise any rights or remedies to obtain title to or ownership of the OrbView Data and/or OrbView Images after the date hereof.

     (b) Data Protection Plan. [*****] agrees and acknowledges that ORBIMAGE is the holder of valuable exclusive proprietary rights in the OrbView Data and OrbView Images and agrees to take appropriate measures to protect those rights with respect to any OrbView Data

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

received by [*****], including, without limitation, implementing and enforcing the OrbView Data Protection Plan to be provided by ORBIMAGE to [*****], as amended, modified or changed by ORBIMAGE from time to time hereafter.

     (c) Legend. [*****] shall print in a noticeable and conspicuous fashion the following notice on all copies of OrbView Images it produces:

“© [year of reception] ORBIMAGE Inc. All Rights Reserved. Reproduced by [[*****]] under license from ORBIMAGE Inc.”

In the event ORBIMAGE changes its corporate name, ORBIMAGE will notify [*****] in writing of this name change. As soon as practicable after receipt of such notification, [*****] shall replace ORBIMAGE Inc. with the new ORBIMAGE corporate name in the copyright notice required on all copies of OrbView Images by this Section 7(c).

SECTION 8. PAYMENT TERMS

     (a) Guaranteed Minimum Annual Payments. Commencing on the Operational Date, [*****] guarantees that it shall pay ORBIMAGE a minimum of Four Million Four Hundred and Fifty Thousand Dollars ($4,450,000) per Operational Year during the term of this Agreement (the “Guaranteed Annual Minimum”) for the rights granted under Section 3 of this Agreement whether or not [*****] exercises such rights for the Minimum Access Time. [*****] shall pay ORBIMAGE the Guaranteed Annual Minimum in three installments in the manner provided in section 8(c)(i). On or before the Effective Date, [*****] shall establish (and maintain during the term hereof) a payment bond for the benefit of ORBIMAGE in such form and from such U.S. financial institution as are reasonably acceptable to ORBIMAGE in the amount of the Guaranteed Annual Minimum (the “Payment Bond”) in order to guaranty the three installment payments of the Guaranteed Annual Minimum. In the event of any default in the payment of the Guaranteed Annual Minimum or any installment payments thereof, ORBIMAGE shall have the right immediately to draw upon such Payment Bond for the amount of such default. If this Agreement is extended to March 31, 2005, [*****] shall promptly establish an additional Payment Bond in the amount of [****************] for the additional period.

     (b) Invoicing for Guaranteed Annual Minimum. [*****] shall pay ORBIMAGE the Guaranteed Annual Minimum in three installments during the term hereof. For each period, ORBIMAGE shall issue an invoice for the amount due, in septuplicate, on the first day following such period. The first installment in the amount of [****************] for the period ended May 31, 2004 shall be payable within 10 days of ORBIMAGE’s invoicing of [*****] for such period. The second installment in the amount of [****************] for the period ended August 31, 2004 shall be payable within 10 days of ORBIMAGE’s invoicing of [*****] for such period. The third installment in the amount of [****************] for the period ended on December 31, 2004 shall be payable within 10 days of ORBIMAGE’s invoicing of [*****] for such period. If this Agreement is extended to March 31, 2005, an additional installment in the amount of [****************] for the period ended March 31, 2005 shall be payable within 10

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

days of ORBIMAGE’s invoicing of [*****] for such period. For each period, ORBIMAGE shall issue an invoice in septuplicate on the first day following such period.

     (c) Records. [*****] shall keep accurate records of its activities pertaining to purchases of OrbView Data and Images that give rise to the payment requirements of this Section 8. Such records shall be in a form that is sufficient to demonstrate compliance with the provisions of this Agreement. This obligation shall survive two (2) years following the expiration or termination of this Agreement.

SECTION 9. TAXES

     (a) It is the intention of the parties hereto that ORBIMAGE shall not be responsible for the payment of any taxes, other than U.S. Income Taxes, with respect to any actions of or payments by ORBIMAGE or [*****] pursuant to this Agreement. “U.S. Income Taxes” means taxes on or measured by net income imposed by the United States Government, any state of the United States, or any locality, municipality or subdivision thereof. Accordingly, all payments owed by [*****] to ORBIMAGE hereunder shall be made free and clear of any deductions or withholding for taxes, contributions or otherwise and of any liability therefor. In the event [*****] is required by law to withhold any amount from any payment made hereunder, the relevant amount payable shall be increased by such amount as is necessary to make the actual amount received by ORBIMAGE after such withholding equal to the amount that would have been received had no withholding been required, and [*****] shall make such withholding and pay the amount withheld to the relevant taxation authority. [*****] shall obtain from the applicable taxing authority and forward to the other party a certificate of payment of such withholding tax or deduction in such form as shall be acceptable to the tax authorities having jurisdiction over ORBIMAGE.

     (b) In the event that any jurisdiction (including, without limitation, any jurisdiction in the Territory) imposes or seeks to impose any taxes, other than U.S. Income Taxes, on ORBIMAGE as a result of or in connection with ORBIMAGE’s performance of this Agreement or its receipt of payment hereunder, [*****] shall indemnify and hold harmless ORBIMAGE, on an after-tax basis, for the full amount of (i) any such additional taxes required to be paid by ORBIMAGE, (ii) any penalties, interests or additions to any such tax, (iii) any expenses incurred by ORBIMAGE in connection with contesting the imposition of such additional taxes, and (iv) any other costs or expenses incurred by ORBIMAGE in connection therewith.

SECTION 10. SYSTEM OUTAGES AND FAILURE

     (a) System Outages. In the event ORBIMAGE is unable to effect taskings for or transmit OrbView Data to [*****] as a result of a limitation contemplated by Section 4(c)(i)-(iv) above for more than five (5) consecutive days during any Operational Year, [*****]’s sole and exclusive remedy shall be to receive as liquidated damages from ORBIMAGE an amount equal to [********************************] for each day in excess of five (5) consecutive days in which ORBIMAGE is unable to effect such taskings; provided, however, that in no event shall

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

ORBIMAGE’s total damages exceed [***********] of the Guaranteed Annual Minimum and; provided further, that ORBIMAGE shall have no payment obligation under this Section 10(a) if ORBIMAGE provides, whether through a third party or otherwise, substitute downlink service, satellite imagery of equivalent or better performance or other alternatives mutually acceptable to ORBIMAGE and [*****].

     (b) Satellite Failure. If ORBIMAGE determines in its sole discretion that the High-Resolution Satellites have failed such that ORBIMAGE cannot effect taskings for or transmit OrbView Data or OrbView Images to [*****], either party shall be entitled to terminate this Agreement and ORBIMAGE shall have no liability and incur no penalty as a result thereof other than to pay the amount due under Section 10(a) for the period remaining in the Operational Year.

     (c) System Performance. In the event that the High-Resolution Satellites do not meet the Performance Parameters in any material respect, then the parties shall negotiate in good faith to appropriately modify the provisions of this Agreement relating to the non-performing High-Resolution Satellite.

     (d) Failure to Provide Minimum Access Time. In the event ORBIMAGE is unable to provide [*****] the Minimum Access Time in any month (an average of [**********]) (a “Shortfall”), then ORBIMAGE shall use commercially reasonable efforts to make up the Shortfall during the remaining months of the Operational Year so that ORBIMAGE satisfies its obligation to provide [*****] with the Minimum Access Time by the end of such Operational Year. If ORBIMAGE is unable to eliminate a Shortfall by the end of the Operational Year and [*****] and ORBIMAGE extend this Agreement to December 31, 2005, ORBIMAGE shall continue to use commercially reasonable efforts to make up the Shortfall during the term of the renewal hereof.

SECTION 11. TERMINATION; RENEWAL OPTION

     (a) DOC Approval. The parties acknowledge that this Agreement is subject to review and approval by the DOC. This agreement shall automatically terminate with no further action required by either party and with no liability or penalty to either party if (i) DOC disapproves the Agreement, or (ii) DOC approves the Agreement subject to certain conditions, and ninety (90) days after receiving notice of such conditions the parties are unable after good faith negotiations to agree on an amendment hereto that satisfactorily addresses such conditions.

     (b) Termination by ORBIMAGE. This Agreement may be terminated by ORBIMAGE at any time after the occurrence of any of the following events by written notice to [*****]:

          (i) [*****] shall fail to pay the Guaranteed Annual Minimum or any other amount when due hereunder, and such failure shall remain uncured for a period of twenty (20) days after the due date thereof;

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

          (ii) [*****] shall breach its obligations under Sections 3(d) (No Resale of OrbView Data; Restrictions on Use) or 15 (Compliance with Laws);

          (iii) [*****] shall breach any of its representations, warranties, covenants or other obligations under this Agreement (other than its payment obligations hereunder or its obligations under Sections 3(d) or 15), and such breach shall remain uncured for a period of thirty (30) days after receipt by [*****] of written notice thereof;

          (iv) The failure of the OrbView-3 satellite, in which case ORBIMAGE shall be entitled to terminate this Agreement pursuant to Section 10(b);

          (v) Any amendment to or termination of ORBIMAGE’s DOC License that results in ORBIMAGE being unable to perform its obligations hereunder; and

          (vi) Any law, regulation or order is enacted or adopted by any governmental authority that prohibits ORBIMAGE from (A) causing OrbView Data to be downlinked in the Territory, (B) delivering OrbView Data to [*****], or (C) otherwise performing its obligations hereunder.

     (c) Termination by [*****]. This Agreement may be terminated by [*****] at any time after the occurrence of any of the following events by written notice to ORBIMAGE:

          (i) ORBIMAGE shall fail to observe or perform or breach any of its covenants, representations, warranties or other obligations under this Agreement (unless such failure is excusable under Section 4(c) above), and such failure to observe or perform shall remain uncured for a period of thirty (30) days after receipt by ORBIMAGE of written notice thereof; or

          (ii) ORBIMAGE shall become insolvent, admit in writing its inability to pay its debts as they become due, make a general assignment for the benefit of creditors, suffer or permit the appointment of a receiver for its business or assets, initiate or become subject to a proceeding under bankruptcy wherein ORBIMAGE is declared insolvent or pursues a liquidation or wind up. This section shall expressly exclude any of the foregoing relating to ORBIMAGE’s current Chapter 11 bankruptcy proceeding and pursuit of a plan of reorganization by ORBIMAGE.

          (iii) [*****] shall provide ORBIMAGE with sixty (60) days prior written notice that insufficient funds have been appropriated or made available to [*****] to pay the Guaranteed Annual Minimum during the next Operational Year and in such event [*****] and ORBIMAGE, after negotiations in good faith, have beeen unable to agree to modifications to this Agreement that would continue this Agreement in effect during such next Operational Year.

     (d) Option to Extend Term. This Agreement may be extended for an additional term of one (1) year on such terms and conditions, including, without limitation, pricing, as

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

ORBIMAGE and [*****] shall mutually agree in writing at least ninety (90) days prior to the expiration of the term of this Agreement.

SECTION 12. REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

     (a) Representations and Warranties. Each of ORBIMAGE and [*****] represents and warrants to the other as follows:

          (i) Such party is duly organized and in good standing under the laws of its jurisdiction of organization and in each other jurisdiction where such organization or good standing is required for the performance of this Agreement;

          (ii) Such party has the power and authority, corporate, governmental or otherwise, to enter into this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of the Agreement by such party has been duly authorized by all necessary action;

          (iii) The Agreement has been duly executed and delivered by such party and constitutes a legally valid and binding obligation of such party, enforceable against such party in accordance with its terms; and

          (iv) Such party’s entry into and performance under this Agreement does not violate any its certificate of incorporation, bylaws or similar constituent documents, or any law, rule or regulation, judicial, administrative or executive order, or contractual commitment by which such party or its assets is bound.

     (b) Indemnification. Each of ORBIMAGE and [*****] (each, an “Indemnifier”) agrees to indemnify and hold harmless the other (the “Indemnitee”) from and against all claims, demands or liabilities (including reasonable attorneys’ fees) asserted by third parties against the Indemnitee arising out of or in connection with the Indemnifier’s breach or asserted breach of this Agreement or any representations, warranties, covenants or agreements contained herein. This indemnification obligation shall survive the expiration or termination of this Agreement.

SECTION 13. DISCLAIMER OF WARRANTIES AND LIMITATION OF LIABILITY

     (a) [*****] HEREBY ACKNOWLEDGES AND AGREES THAT ORBIMAGE HAS NOT MADE NOR SHALL IT BE DEEMED TO HAVE MADE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND TO [*****], EXPRESS OR IMPLIED, WITH RESPECT TO THE ORBVIEW DATA, ORBVIEW IMAGES, THE HIGH-RESOLUTION SATELLITES, OR ANY SERVICES AND/OR PRODUCTS TO BE PROVIDED UNDER THIS AGREEMENT. [*****] EXPRESSLY DISCLAIMS AND EXPRESSLY WAIVES, RELEASES AND RENOUNCES, ANY AND ALL WARRANTIES OF ORBIMAGE, EXPRESS OR IMPLIED, ARISING BY LAW, COURSE OF

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

PERFORMANCE, CUSTOM OR USAGE IN THE TRADE OR OTHERWISE, WITH RESPECT TO ANY PRODUCTS OR SERVICES TO BE PROVIDED HEREUNDER, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT. Without limitation of the foregoing, ORBIMAGE does not represent or warrant that the services and products to be provided by ORBIMAGE to [*****] hereunder shall be provided free of omissions, errors delays or interruptions.

     (b) Limitation of Liability.

          (i) [*****] acknowledges and agrees that the High-Resolution Satellites are new, untested systems that entail a high degree of risk and that there can be no assurance that the High-Resolution Satellites will be constructed, deployed or operated, that they will be an economically viable system, or that they will perform in accordance with the Performance Parameters, even if constructed, deployed and operated. [*****] further acknowledges and agrees that the rights to use the OrbView Data hereunder granted to [*****] is subject to approval by the Government of the United States of America, and that under certain circumstances, the United States Government could limit or prohibit ORBIMAGE’s performance hereunder. Accordingly, [*****] acknowledges and agrees that in the event of the termination of this Agreement by [*****], ORBIMAGE’s sole and exclusive liability to [*****] hereunder shall be to pay the amount, if any, as provided in Sections 10(a) or 10(b) hereof. Without limitation of the foregoing, ORBIMAGE shall have no liability to [*****] for any claims, damages, losses, expenses, costs or other liabilities, including, without limitation, attorney’s fees, incurred by [*****], directly or indirectly, as a result of any delays in the development, construction or deployment of the High-Resolution Satellites, any failure of the High-Resolution Satellites or any component thereof to perform in accordance with the Performance Parameters, any loss of one or more of the High-Resolution Satellites, or ORBIMAGE’s inability to perform hereunder as a result of any action by the United States Government or any other governmental authority.

          (ii) NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN NO EVENT SHALL ORBIMAGE HAVE ANY LIABILITY OR OBLIGATION TO [*****] UNDER THIS AGREEMENT FOR REVENUE OR PROFIT, BUSINESS INTERRUPTION, OR FOR ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES HEREUNDER, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, EVEN IF [*****] HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

SECTION 14. [INTENTIONALLY LEFT BLANK]

SECTION 15. COMPLIANCE WITH LAWS

ORBIMAGE INC.
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     (a) DOC License. [*****] acknowledges that this Agreement and ORBIMAGE’s performance hereunder is subject to the terms and conditions of the DOC License. Without limitation, the DOC License requires ORBIMAGE to operate the High Resolution Satellites in a manner that preserves the United States national security and observes international obligations and foreign policies of the United States and that [*****] abide by the terms and conditions of the DOC License addressing United States national security, international obligations and foreign policies. Accordingly, [*****] hereby agrees that it shall abide by the terms and conditions of the DOC License addressing United States national security and international obligations and foreign policies. In addition, [*****] agrees to abide by all other terms and conditions of the DOC License and any other obligations that may be imposed from time to time pursuant to the DOC License.

     (b) Compliance with U.S. and Other Laws. Each of the parties shall comply in all material respects with all applicable laws, rules and regulations of any applicable governmental authority in the performance of its obligations hereunder. In particular, [*****] agrees that it shall comply fully with all United States laws and regulations applicable to this Agreement, including, without limitation, (i) the Land Remote Sensing Act, and (ii) the Foreign Corrupt Practices Act (15 U.S.C. Section 78dd-1, et seq.) (the “FCPA”) and applicable regulations.

     (c) FCPA. [*****] represents and warrants that in connection with its obligations under this Agreement, and any services performed for, on behalf of, or for the benefit of ORBIMAGE, [*****] has not, directly or indirectly or indirectly, offered, paid, promised to pay or authorized the payment of, any money, any gift, or anything of value:

          (i) to any person who is an official, agent, officer, employee or representative of any government, including, without limitation, any department, agency, or instrumentality thereof, and any person acting in an official capacity therefor or on behalf thereof;

          (ii) to any customer or potential user of the OrbView Data;

          (iii) to any candidate for political office, any political party or any official of a political party; or

          (iv) to any other person or entity while knowing that all or any portion of such money, gift of thing of value will be offered, given or promised, directly or indirectly, to any of the foregoing persons.

     (d) Facilitating Payments. [*****] represents, warrants and covenants that no gratuity, gift or payment of any nature has been, or will be accepted or made where the intent of the offeror was, or is, to influence unlawfully the entering into or performance of this Agreement. [*****] also represents that any facilitating gratuity or gift offered or made that is expressly permitted under the FCPA and the terms of this Agreement shall meet the following conditions:

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          (i) be consistent with applicable social and ethical standards, and accepted business practices;

          (ii) be of such limited value as not to be deemed a bribe, payoff or any other form of improper inducement or payment, and

          (iii) be of such nature that its disclosure will not embarrass ORBIMAGE.

     [*****] acknowledges that it has read and understands the FCPA.

     (e) Export Control and Munitions Regulations. [*****] acknowledges that ORBIMAGE is subject to United States Arms Export Control Act and International Traffic In Arms Regulations (22 U.S.C. Section 275 et seq., 22 C.F.R. Part 120, et seq.) and other laws and regulations which govern the export of certain technology related to the transmission and receipt of OrbView Data. [*****] agrees that it shall not directly or indirectly do any act or take any action which will constitute a violation or which will cause ORBIMAGE to violate such laws or regulations and [*****] will do all things necessary for ORBIMAGE to comply with such laws and regulations.

     (f) Permits. Each party shall be solely responsible for securing any permits or licenses it may need to fulfill its obligations under this Agreement. Without limitation, ORBIMAGE shall be solely responsible for securing any permits or licenses it may need to export products from the United States under this Agreement and [*****] shall be solely responsible for securing any permits or licenses it may need to import deliverables under this Agreement into the Territory.

SECTION 16. MISCELLANEOUS

     (a) Notices. All notices given under this Agreement must be in writing and must be given by (i) hand delivery, (ii) facsimile, (iii) by a recognized international overnight courier guaranteeing at least three-day delivery or (iv) by registered or certified mail, return receipt requested and postage prepaid (if available), to:

ORBIMAGE:

ORBIMAGE
21700 Atlantic Boulevard
Dulles, VA 20166
Telephone: (703) 480-7544
Facsimile: (703) 480-7527
Attention: Timothy J. Puckorius

[*****]:
[***************]

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

[**************]

Telephone: [**************]
Facsimile: [**************]
Attention: [**************]

All such notices shall be deemed to have been duly given: (i) when receipt acknowledged, if faxed; (ii) five (5) business days after the date of mailing by sender, or (iii) the date of actual receipt, if given by hand or international courier.

     (b) Successors and Assigns. This Agreement shall be binding upon the parties, their successors and permitted assigns. Neither this Agreement nor any interests or duties of [*****] hereunder may be assigned (by operation of law or otherwise) by [*****] without the express written consent of ORBIMAGE.

     (c) Entire Agreement. This Agreement contains the entire understanding between [*****] and ORBIMAGE and supersedes all prior written and oral understandings relating to the subject hereof. Any modification or amendment of this Agreement must be in writing and signed by both Parties.

     (d) Governing Law and Jurisdiction. This Agreement and any and all claims arising under this Agreement or related to the subject matter hereof shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without giving effect to the conflict of law rules thereof.

     (e) [*********************]

     (f) Force Majeure. Except as otherwise provided herein, neither party shall be held responsible for failure or delay in performance, delivery or data transmission if such failure or delay is the result of an act of God, the public enemy, embargo, governmental act, fire, accident, war, riot, strikes, inclement weather or other cause of a similar nature that is beyond its control. In the event of such occurrence, this Agreement shall be amended by mutual agreement to reflect an extension in the period of performance and/or time of delivery. Failure to agree on an equitable extension shall be considered a dispute and resolved in accordance with Section 14. This Section 16(f) shall not apply to any failure to perform or delay in performance of any payment obligations hereunder irrespective of the cause.

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     (g) Costs. Except as herein otherwise expressly set forth, each party shall bear its own costs and expenses incident to the negotiation and performance of this Agreement.

     (h) Waiver. It is understood and agreed that no failure or delay by ORBIMAGE or [*****] in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. No waiver of any term or condition of this Agreement shall be deemed to be a waiver of any subsequent breach of any term or condition. All waivers must be in writing and signed by the party sought to be bound.

     (i) Survival. Sections 7, 8(c), 9, 10(b), 11(d), 12(b), 13 and 16 shall survive the expiration of the term or any termination of this Agreement.

     (j) Severability. If any part of this Agreement shall be held unenforceable, the remainder of this Agreement will nevertheless remain in full force and effect.

     (k) Headings; Appendixes. Headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. The appendixes, exhibits and schedules described in this Agreement and attached hereto are an integral part hereof and are incorporated herein by this reference.

     (l) Independent Contractors. [*****] and ORBIMAGE are independent contractors to one another, neither party has the authority to bind the other in any way or to any third party, and nothing in this Agreement shall be construed as granting other party the right or authority to act as a representative, agent, employee or joint venture of the other.

     (m) Communications in English. The Parties agree that all communications, notices or any written material to be provided by ORBIMAGE to [*****] or by [*****] to ORBIMAGE under this Agreement shall be in English.

     (n) Payments. All payments due and payable to ORBIMAGE hereunder shall be paid in U.S. Dollars in immediately available funds to the bank account specified by ORBIMAGE in writing.

     (o) Confidential Information; Disclosure.

          (i) A party hereto may from time to time, while this Agreement remains in effect, disclose (the “Disclosing Party”) to another party hereto (the “Receiving Party”) certain Confidential Information (as hereinafter defined) regarding the Disclosing Party. Except as expressly permitted by this Agreement, for a period of three (3) years from the date of disclosure of such Confidential Information, the Receiving Party shall protect the Confidential Information of the Disclosing Party from unauthorized dissemination, using the same degree of care which the Receiving Party ordinarily uses with respect to its own proprietary information, but in no event with less than reasonable care. The Receiving Party shall not use the Confidential Information of the Disclosing Party for any purpose not expressly permitted by this Agreement,

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and shall limit the disclosure of the Confidential Information of the Disclosing Party to the employees or agents of the Receiving Party who have a need to know such Confidential Information for purposes of this Agreement, and who are, with respect to the Confidential Information of the Disclosing Party, bound in writing by confidentiality terms no less restrictive than those contained herein. The Receiving Party shall provide copies of such written agreements to the Disclosing Party upon request; provided, however, that such agreement copies shall themselves be deemed the Confidential Information of the Receiving Party.

          (ii) Definition of Confidential Information. For purposes of this Agreement, the term “Confidential Information” shall mean (a) software, in object and source code form, and any related technology, idea, algorithm or information contained therein, including without limitation any trade secrets related to any of the foregoing; (b) a party’s product plans, designs, costs, prices and names; non-published financial information, marketing plans, business opportunities, personnel, research, development or know-how; (c) any information designated by the Disclosing Party as confidential in writing or, if disclosed orally, designated as confidential at the time of disclosure; and (d) the terms and conditions of this Agreement.

          (iii) The parties hereby agree that the obligations of a party set forth in this Section 16(o) shall not apply, and such party shall have no further obligations, with respect to any Confidential Information of the other party to the extent that such Confidential Information:

(A)	is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of such party;

(B)	came into such party’s possession after the date hereof and prior to disclosure hereunder other than as a result of any breach of any legal obligation hereunder;

(C)	is independently developed by such party following the date hereof without reference to or reliance upon the Confidential Information; or

(D)	is required to be disclosed by such party to comply with applicable laws or governmental regulations, provided that such party provides prior notice of such disclosure to such other party and takes reasonable and lawful actions to avoid and/or minimize the extent of such disclosure.

Notwithstanding this Section 16(o), a party may disclose the terms and conditions of this Agreement or its existence to third parties having a need to know, such as auditors, banks, financial advisors or other third parties entering into or considering entering into a material transaction with a party, provided such third parties are bound to an obligation of confidentiality.

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          (iv) The Receiving Party shall return to the Disclosing Party, destroy or erase all Confidential Information of the Disclosing Party in tangible form: (a) upon the written request of the Disclosing Party; or (b) upon the expiration or termination of this Agreement, whichever comes first, and in both cases, an authorized officer of the Receiving Party shall certify promptly and in writing that it has done so.

          (v) The parties acknowledge that the unauthorized disclosure or use of any Confidential Information could cause irreparable harm and significant injury to the Disclosing Party, the extent and consequences of which may be impossible to assess. Therefore, the parties agree that if a party believes its Confidential Information is about to be, or has been, disclosed contrary to this Agreement, that party has the right to seek an immediate injunction enjoining any, or any further, breach of this Agreement in addition to any other legal or equitable remedies such party may be entitled to pursue.

          (vi) Notwithstanding the foregoing, [*****] acknowledges that ORBIMAGE may be required by law to submit this Agreement to the U.S. Department of Commerce and the U.S. Securities and Exchange Commission and consent to such disclosure.

     (p) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

ORBIMAGE INC.
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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

ORBIMAGE INC.

By:
Name:
Title:

[************************]

By:
Name:
Title:

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY INFORMATION

Appendix A

DOC License Summary

     The following is a summary of the principal terms and conditions of the license, as amended to date (the “License”), granted to ORBIMAGE Inc. (“Licensee”) by the United States Department of Commerce, National Oceanic and Atmospheric Administration, National Environmental Satellite Data and Information Service, under Title II of the Land Remote Sensing Policy Act of 1992 (the “Act”).

     1. The License is granted for the sole purpose of operating a private land remote-sensing space system. The License was granted on May 5, 1994, for the OrbView-3 High Resolution Satellite and is valid for the life of the Orbview-3 High Resolution Satellite system. The issuance of the License does not relieve the Licensee of the obligation to obtain export or other licenses from appropriate U.S. Government agencies pursuant to applicable statutes.

     2. The License includes the following requirements:

          A. Compliance With the Act. Licensee must comply with the requirements of the Act and any applicable regulations issued pursuant to the Act.

          B. U.S. National Security Requirements.

               (i) Licensee must operate the system in a manner that preserves the national security and observes the international obligations and foreign policies of the United States. Licensee is required at all times to maintain positive control of the spacecraft including safeguards to ensure the integrity of spacecraft operations. Licensee is also required to maintain and make available to the U.S. Government, as requested, a record of all satellite tasking operations, for the previous year.

               (ii) During periods when national security of international obligations and/or foreign policies may be compromised, as defined by the Secretary of Defense (“DOD”) or the Secretary of States, respectively, the Secretary of Commerce may, after consultation with appropriate agency(ies), require Licensee to limit data collection and/or distribution by the system to the extent necessitated by the given situation. During those periods when, and for those geographic areas, that the Secretary of Commerce has required Licensee to limit distribution, Licensee shall, on request, make the unenhanced data thus limited from the systems available exclusively, by means of government furnished rekeyable encryption on the downlink, to the U.S. Government. The costs and terms associated with meeting this condition will be negotiated directly between the Licensee and DOD (for the U.S. Government) in accordance with Section 507(d) of the Act.

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               (ii) Licensee must ensure that all encryption devices used are approved by the U.S. Government for the purpose of denying unauthorized access and use of these data during periods when national security or international obligations and/or foreign policies may be compromised. Licensee must provide sufficient documentation to the U.S. Government on the Licensee’s downlink data format to assure this access.

            C. Provision of Unenhanced Data to Foreign Governments. Licensee must make available to the Government of any country (including the United States) unenhanced data concerning the territory under the jurisdiction of such Government as soon as such data are available and on reasonable cost terms and conditions.

            D. Provision of Unenhanced Data to U.S. Department of Interior Archive. Licensee must make available unenhanced data requested by the National Satellite Land Remote Sensing Data Archive (the “Archive”) in the Department of the Interior on reasonable cost terms as agreed by Licensee and the Archive. After a reasonable period of time, as agreed with the Licensee, the Archive may make these data available to the public at a price equivalent to the cost of fulfilling user requests. Before purging any data in its possession, the Licensee shall offer such data to the Archive at the cost of reproduction and transmission. The Archive may make these data available immediately to the public at a price equivalent to the cost of fulfilling user requests.

            E. Disposal of Satellites. Upon termination of operations under the License, Licensee must dispose of any satellite in space in a manner satisfactory to the President. To meet this condition and to deal with any circumstances involving the satellite’s end of life/termination of mission, the Licensee must obtain a priori U.S. Government approval of all plans and procedures to deal with the safe disposition of the satellite (e.g., burn on reentry or controlled deorbit).

            F. Changes to Satellite System Specifications. Licensee may not change the operational specifications of the satellite system from the License’s application as submitted, which would result in materially different capabilities than those described in the application, without obtaining approval to amend the License from the National Environmental Satellite, Data, and Information Service (“NESDIS”). NESDIS will consult with the appropriate Federal agencies, as required by the Act, before taking final action on the amendment.

            G. Approval of Significant Agreements. Licensee must notify NESDIS of any significant or substantial agreement Licensee intends to enter with a foreign nation, entity, or consortium involving foreign nations or entities at least 60 days before concluding such agreement. Significant or substantial agreements include, but are not limited to, agreements which would provide for the tasking of the satellite and its sensors, provide for real-time direct access to unenhanced data, or involve high-volume data purchase agreements. NESDIS, in consultation with the appropriate agencies, shall review the

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proposed agreement to ensure that it is consistent with the terms and conditions of the License. Specifically, the agreement shall require that the foreign entity will abide by the conditions in the License addressing national security and international obligations and foreign policies. If NESDIS, in consultation with appropriate agencies, determines that the proposed agreement will compromise national security concerns or international obligations or foreign policy, NESDIS will so advise the Licensee.

     H. Civil Penalties. Violations of the Act or of any condition of the License could subject Licensee to civil penalties.

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Appendix B

Performance Parameters

EXPECTED PERFORMANCE OF THE ORBVIEW-3 SYSTEM

1) Imaging Modes & Resolution:

Panchromatic:	1-meter resolution (8-kilometer swath)
Multispectral:	4-meter resolution (8-kilometer swath)

2) Bandwidths:

Panchromatic:	0.45 to 0.90 microns
Multispectral:	(Blue band) 0.45 to 0.52 microns
(Green band) 0.52 to 0.60 microns
(Red band) 0.625 to 0.695 microns
(NIR band) 0.76 to 0.90 microns

3) Detector Dynamic Range:

     11 Bit Detector Dynamic range for both Panchromatic & Multispectral data

4) Orbital Characteristics:

      Polar sun-synchronous orbit
      94 minutes per orbit
      10:30 a.m. crossing time
      Revisit any target within 3 days
      Average 10 minutes of imaging time each orbit

5) MTF:

      [************]

6) Accuracy:

      Horizontal = 12 meters (90%)
      Vertical = 12 meters (90%)

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